UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
May 1, 2015

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On May 1, 2015, Independent Bank Group, Inc. publicly disseminated a press release announcing the declaration of a quarterly dividend on its common stock. A copy of the text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed as exhibits to this Current Report on Form 8-K:

Exhibit 99.1	Text of Press Release issued by Independent Bank Group, Inc., dated May 1, 2015, announcing a dividend on its common stock.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated May 1, 2015

INDEPENDENT BANK GROUP, INC. (Registrant)

By: /s/ David R. Brooks David R. Brooks Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Text of Press Release issued by Independent Bank Group, Inc., dated May 1, 2015, announcing a dividend on its common stock.